      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY __, 2001
                                                      REGISTRATION NO. 333-13393
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                         POST EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                               OCEAN ENERGY, INC.
             (Exact name of Registrant as specified in its charter)

                 DELAWARE                                  74-1764876
       (State or other jurisdiction                     (I.R.S. Employer
     of incorporation or organization)               Identification Number)

          1001 FANNIN, SUITE 1600                             77002
              HOUSTON, TEXAS                               (Zip Code)
   (Address of Principal Executive Offices)

                                   ----------

       GLOBAL NATURAL RESOURCES INC. 1989 KEY EMPLOYEE STOCK OPTION PLAN,
              GLOBAL NATURAL RESOURCES INC. 1992 STOCK OPTION PLAN
                            (Full title of the plan)

                                   ----------

                                ROBERT K. REEVES
                    EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL
                                  AND SECRETARY
                               OCEAN ENERGY, INC.
                             1001 FANNIN, SUITE 1600
                              HOUSTON, TEXAS 77002
                     (Name and address of agent for service)

                                 (713) 265-6000
          (Telephone number, including area code, of agent for service)

                                   ----------

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================

                                                                 PROPOSED
                                                                  MAXIMUM         PROPOSED MAXIMUM      AMOUNT OF
          TITLE OF SECURITIES              AMOUNT TO BE       OFFERING PRICE     AGGREGATE OFFERING   REGISTRATION
           TO BE REGISTERED                 REGISTERED          PER SHARE              PRICE               FEE
--------------------------------------------------------------------------------------------------------------------
N/A*                                           N/A*                N/A*                N/A*               N/A*
====================================================================================================================

* No additional securities are to be registered, and registration fees were paid upon filing of the original Registration Statement No. 333-13393. Therefore, no further registration fee is required.

                               OCEAN ENERGY, INC.

                         POST-EFFECTIVE AMENDMENT NO. 1
                      TO REGISTRATION STATEMENT ON FORM S-8

                                EXPLANATORY NOTE

         This Post-Effective Amendment No. 1 (this "Amendment") to that certain Registration Statement on Form S-8 (Registration No. 333-13393) (the "Registration Statement") is being filed pursuant to Rule 414 promulgated under the Securities Act of 1933, as amended ( the "Securities Act") by Ocean Energy, Inc., a Delaware corporation (the "Registrant"), as successor in interest to Ocean Energy, Inc., a Texas corporation ("OEI-Texas"), following a statutory merger (the "Merger") effective March 30, 2001, for the purpose of changing OEI-Texas' state of incorporation.

         Immediately prior to the Merger, the Registrant had no assets or liabilities other than nominal assets or liabilities. In connection with the Merger, the Registrant succeeded by operation of law to all of the assets and assumed all of the liabilities and obligations of OEI-Texas.

         The Merger was approved by the shareholders of OEI-Texas at a meeting duly called and held on May 9, 2001 for which proxies were solicited pursuant to
Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except as modified by this Amendment, the Registrant, by virtue of this Amendment, expressly adopts the Registration Statement as its own registration statement for all purposes of the Securities Act and the Exchange Act.

                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.           PLAN INFORMATION*

ITEM 2.           REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION*

         * Information required by Part I to be contained in the Section 10(a) Prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act and the Note to
              Part I of Form S-8

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.           INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed by the Registrant with the Securities and Exchange Commission (the "SEC") are incorporated by reference to this Amendment:

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the SEC on March 21, 2001;

         (b) The Registrant's Quarterly Report on Form 10-Q filed with the SEC on May 3, 2001;

         (c) The Registrant's Current Reports on Form 8-K filed with the SEC on March 21, 2001, March 22, 2001, May 10, 2001 and May 14, 2001;

         (d) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A declared effective by the SEC on January 30, 1981, together with the amendments on Form 8 filed with the SEC on January 29, 1981, January 30, 1981, October 28, 1981 and May 23, 2001;

         (e) The description of the Registrant's Series A Junior Participating Preferred Stock and related rights contained in the Registration Statement on Form 8-A/A filed with the SEC on May 23, 2001.

         All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act on or after the date of this Amendment to the Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this Amendment to the Registration Statement and to be part hereof from the date of filing such documents.

ITEM 4.           DESCRIPTION OF SECURITIES

         Not applicable.

ITEM 5.           INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable.

ITEM 6.           INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The Registrant's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability
(i) for any breach of their duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

         The Registrant's Bylaws provide that the Registrant shall indemnify its officers and directors or any person, who while serving as an officer or director, is or was serving at the request of the Registrant as a director, officer, employee or agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise to the fullest extent permitted by law, and that the Registrant may indemnify its employees or agents. The Registrant's Bylaws also permit the Registrant to secure insurance on behalf of any officer, director, employee or other agent of the Registrant or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, regardless of whether the Registrant would have the power to indemnify him or her against such liability under the General Corporation Law of Delaware.

         The Registrant maintains insurance covering its directors and officers against certain liabilities incurred by them in their capacities as such, including among other things, certain liabilities under the Securities Act. The Registrant currently has secured such insurance on behalf of its officers and directors.

         Reference is also made to Article VII of the Certificate of Incorporation of the Registrant, which was adopted by the Registrant's shareholders on May 9, 2001 and which provides as follows:

         "ARTICLE VII. LIMITED, LIABILITY OF DIRECTORS. No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty by such director as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the General Corporation Law of the State of Delaware, or (d) for any transaction from which the director derived an improper personal benefit. Any amendment or repeal of this Article VII shall be prospective only, and neither the amendment, modification nor repeal of this Article VII shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article VII would accrue or arise, prior to such amendment, modification or repeal. If the General Corporation Law of the State of Delaware hereafter is amended to authorize corporate action further eliminating or limiting the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended from time to time."

ITEM 7.           EXEMPTION FROM REGISTRATION CLAIMED

         Not applicable.

ITEM 8.           EXHIBITS

Exhibit           Description

 4.1 Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K, filed with the SEC on May 14, 2001) (the "Reincorporation 8-K").

 4.2 Bylaws of the Registrant (incorporated by reference to Exhibit 4.2 to the Reincorporation 8-K).

 4.3 Amended and Restated Rights Agreement, dated March 17, 1989, as amended effective June 13, 1992 and amended and restated as of December 12, 1997, between the Ocean Energy, Inc. (formerly Seagull Energy Corporation), a Texas corporation ("OEI-Texas"), and BankBoston, N.A. (as successor to NCNB Texas National Bank)(filed as Exhibit 2 to OEI-Texas's Current Report on Form 8-K dated December 15, 1997 and incorporated herein by reference).

 4.4 Amendment No. 1 to Amended and Restated Rights Agreement dated November 24, 1998, between OEI-Texas and BankBoston, N.A. (filed as Exhibit 4.1 to OEI-Texas's Current Report on Form 8-K filed on December 1, 1998 and incorporated herein by reference).

 4.5 Amendment No. 2 to Amended and Restated Rights Agreement dated March 10, 1999, between OEI-Texas and BankBoston, N.A. (filed as Exhibit 4.1 to OEI-Texas's Current Report on Form 8-K filed on March 12, 1999 and incorporated herein by reference).

 4.6 Amendment No. 3 to Amended and Restated Rights Agreement dated May 19, 1999, between OEI-Texas and BankBoston, N.A. (filed as Exhibit 4.1 to OEI-Texas's Current Report on Form 8-K filed on May 21, 1999 and incorporated herein by reference).

 4.7 Amendment No. 4 to Amended and Restated Rights Agreement dated May 19, 2000, between OEI-Texas and Fleet National Bank (f/k/a BankBoston, N.A.) (filed as Exhibit 4.1 to OEI-Texas's Current Report on Form 8-K filed on May 22, 2000 and incorporated herein by reference).

 4.8 Amendment No. 5 to Amended and Restated Rights Agreement dated May 9, 2001, among the Registrant, OEI-Texas and Fleet National Bank (f/k/a BankBoston, N.A.) (filed as Exhibit 4.4 to the Reincorporation 8-K and incorporated herein by reference).

 5.1     Opinion of Vinson & Elkins L.L.P. (filed herewith).

23.1     Consent of Vinson & Elkins L.L.P. (included in their opinion filed as
         Exhibit 5.1).

23.2     Consent of KPMG LLP, Independent Auditors (filed herewith).

23.3     Consent of Arthur Andersen LLP, Independent Auditors (filed herewith).

24.1     Power of Attorney (filed herewith).

ITEM 9.           UNDERTAKINGS

         (a) The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i) To include any prospectus required by section
                  10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events
                  arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                           (iii) To include any material information with
                  respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    May 23, 2001            By:      /s/ James T. Hackett
                                      -----------------------------------------
                                      James T. Hackett, Chairman of the Board,
                                      President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on May 23, 2001.



SIGNATURE                                                      TITLE
---------                                                      -----
     /s/ James T. Hackett                                      Chairman, President and Chief Executive Officer
-----------------------------------------------------          (Principal Executive Officer)
Name:  James T. Hackett




     /s/ William L. Transier                                   Executive Vice President and Chief Financial Officer
-----------------------------------------------------          (Principal Financial Officer)
Name:  William L. Transier




     /s/ Robert L. Thompson                                    Vice President and Controller
-----------------------------------------------------          (Principal Accounting Officer)
Name:  Robert L. Thompson




                           *                                   Director
-----------------------------------------------------
Name:  John B. Brock




                           *                                   Director
-----------------------------------------------------
Name:  Milton Carroll




                           *                                   Director
-----------------------------------------------------
Name:  Thomas D. Clark, Jr.




                           *                                   Director
-----------------------------------------------------
Name:  Peter J. Fluor




                           *                                   Director
-----------------------------------------------------
Name:  Robert L. Howard




                           *                                   Director
-----------------------------------------------------
Name:  Charles F. Mitchell, M.D.


SIGNATURE                                                      TITLE
---------                                                      -----
                           *                                   Director
-----------------------------------------------------
Name:  J. Evans Attwell




                           *                                   Director
-----------------------------------------------------
Name:  Barry J. Galt




                           *                                   Director
-----------------------------------------------------
Name:  Elvis L. Mason




                           *                                   Director
-----------------------------------------------------
Name:  David K. Newbigging




                           *                                   Director
-----------------------------------------------------
Name:  Dee S. Osborne





*    /s/ James T. Hackett
 ----------------------------------------------------
     By:   James T. Hackett
           Attorney-in-fact

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------
5.1      Opinion of Vinson & Elkins L.L.P. (filed herewith).

23.1     Consent of Vinson & Elkins L.L.P. (included in their opinion filed as
         Exhibit 5.1).

23.2     Consent of KPMG LLP, Independent Auditors (filed herewith).

23.3     Consent of Arthur Andersen LLP, Independent Auditors (filed herewith).

24.1     Power of Attorney (filed herewith).